Revenue and Profit Deferrals	12 Months Ended
Dec. 31, 2013
Deferred Revenue Disclosure [Abstract]
REVENUE AND PROFIT DEFERRALS
REVENUE AND PROFIT DEFERRALS

	As of December 31,
	2013	2012
In millions
Deferred revenue and profit for solar energy systems:
Short-term profit deferrals and deposits on solar energy system sales	$154.7	$113.1
Long-term profit deferrals and deposits on solar energy system sales	66.3	126.4
Deferred subsidy revenue	21.1	19.6
Total solar energy system deferred revenue	$242.1	$259.1
Non-solar energy system deferred revenue:
Short-term deferred revenue	$—	$—
Long-term deferred revenue	2.6	29.2
Total non-solar energy system deferred revenue	$2.6	$29.2
Total deferred revenue	$244.7	$288.3

Solar Energy System Deferred Revenue
Our Solar Energy segment deferred revenue includes profit deferrals for performance guarantees on systems sold during 2013 and prior periods subject to real estate accounting, customer deposits received for solar energy systems under development, and deferred incentive subsidies that will be amortized over the depreciable life of the system. Profit deferrals for performance guarantees include system production guarantees that generally expire within two years of the system sale date and system uptime guarantees that generally expire during the final years of the system service contract term, which can extend up to twenty years. During the year ended December 31, 2013, we recognized revenue of $32.3 million related to profit deferral guarantees that expired on projects in Italy and Spain the were sold in 2011. Changes in solar energy system deferred revenue are dependent on the timing of when the guarantees expire and when additional projects are sold.

In addition to the deferred revenue above, we may receive upfront incentives or subsidies from various state governmental jurisdictions that are deferred and recognized on a straight-line basis over the depreciable life of the related solar energy system.  During 2013, we received $2.5 million in upfront incentive payments and recognized $0.9 million as revenue.

Non Solar Energy System Deferred Revenue
In connection with our long-term solar wafer supply agreements executed during 2006 and subsequent amendments, we have received various equity instruments and other forms of additional consideration. In each case, we have recorded the estimated fair value of the additional consideration to long-term deferred revenue and will recognize the deferred revenue on a pro-rata basis as product is shipped over the life of the agreements. In addition, we have received upfront non-refundable customer deposits upon execution of certain take-or-pay contracts which are deferred and amortized against future purchases. These deposits will be recognized in earnings as we fulfill future customer purchase orders, for which the timing of such orders is not contractually fixed or specified.

On September 30, 2013, we terminated our long-term solar wafer supply agreement with Gintech Energy Corporation (“Gintech”) originally entered into on October 25, 2006 and subsequently amended. Under the terms of the original supply agreement, we were to supply Gintech with solar wafers at agreed upon prices on a take or pay basis, and Gintech was required to advance funds to us in the form of both refundable and non-refundable deposits. As part of a separate agreement, we also acquired shares of Gintech stock and shares of stock in a related Gintech entity at amounts deemed to be less than fair value. The non-refundable deposit was recorded as deferred revenue since it could only be fully retained by us after we fulfilled our supply obligations pursuant to the supply agreement. The difference between fair value and the amounts paid for stock were also recorded as deferred revenue since this represented consideration provided by Gintech as part of the supply agreement. Throughout the term of the supply agreement, we have amortized a portion of the deferred revenue into revenue based on actual quantities delivered. As part of the settlement, Gintech agreed that we would retain $21.9 million of the non-refundable deposit without recourse. In relation to the settlement, we recognized $22.9 million of revenue in 2013 representing the total amount of the unamortized non-refundable deposit and the total amount of the unamortized difference between fair value and the amounts paid for the stock. Pursuant to the termination agreement, the remaining $35.1 million refundable deposit will be repaid to Gintech over time with payments beginning December 31, 2013 and continuing each quarter through June 30, 2016.

On March 29, 2013, we amended a long-term solar wafer supply agreement with Tainergy Tech Co., LTD ("Tainergy"). Under the terms of the supply agreement, we were to supply solar grade silicon wafers over a ten-year period at pre-determined pricing for certain volumes on a take-or-pay basis. Tainergy had advanced funds to us in the form of both refundable and non-refundable deposits pursuant to the agreement. Tainergy did not meet its purchase obligations pursuant to the supply agreement and agreed to settle the purchase shortfalls for the first four contract years. As part of the settlement, Tainergy agreed that we would deduct and retain $25.0 million of the refundable capacity reservation deposit without recourse and as a result, we recognized $25.0 million as revenue in the first quarter of 2013. In addition to the settlement of purchase shortfalls for the first four contract years, we agreed to significantly reduce required minimum purchase volumes in the remaining six contract years, as well as to modify the pricing terms to be based on market rates similar to our other long-term solar wafer supply agreements. The remaining deposit will be refunded ratably as purchases are made over the remaining six contract years. The forfeiture of the deposit of $25.0 million, which was previously reflected as a liability, has been reflected as cash provided by operating activities and cash used in financing activities in the consolidated statement of cash flows.

On September 25, 2012, we agreed to terminate a long-term solar wafer supply agreement with Conergy AG. Under the terms of the supply agreement, we were to supply solar grade silicon wafers over a ten-year period at pre-determined pricing for certain volumes on a take-or-pay basis. Conergy had advanced funds to us in the form of both refundable and non-refundable deposits pursuant to the agreement. As part of the termination agreement with Conergy, we returned $21.3 million of the deposits and collected $26.7 million. In addition, Conergy agreed to assign to us certain operations and maintenance service agreements for solar projects in Germany, Italy and Spain or, if agreement could not be reached on those assignments, Conergy agreed to pay us $3.0 million in cash. This assignment was subject to our due diligence. We recognized $37.1 million as revenue at September 30, 2012 due to the fact we were relieved of our future performance obligations under the agreement. The retention of the deposit, which was previously reflected as a liability, in satisfaction of the take or pay requirement has been classified as an operating cash inflow in the consolidated statement of cash flows. During the third quarter of 2013, pursuant to the terms of the termination agreement, we completed the due diligence period and elected not to take any operation and maintenance service agreements from Conergy and instead elected to receive the $3.0 million in cash, of which $2.0 million was collected in 2013 with the remainder collected in January 2014. There was no impact to the consolidated statements of operations as a result of this election.

During the second quarter of 2011, we resolved our long-term solar wafer supply agreement with Suntech. The consideration was comprised of the retention by us of $53.0 million of cash previously deposited by Suntech under the supply agreement and held by us at the time of the resolution, and a commitment to pay $67.0 million, which has been paid. Also, we have retained the Suntech warrant originally issued to us in July 2006, which had a related unamortized balance recorded in deferred revenues of $56.4 million prior to the resolution of the long-term solar wafer supply agreement. These three components totaled $176.4 million, of which $149.4 million, $19.4 million and $6.9 million was recorded during the second, third and fourth quarter of 2011, respectively. The remaining $0.7 million was deferred as of December 31, 2011 and was recognized as revenue in the first quarter of 2012.